Exhibit 10.2

                                    GUARANTY


THIS GUARANTY ("Guaranty") is made as of March 11, 1998, by ON STAGE ENTERTAINMENT, INC., a Nevada corporation ("Guarantor"), to and for the benefit of IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP., a Maryland corporation ("Lender").


                                    RECITALS

A. Lender has agreed to make the following loans (each, a "Loan" and collectively, the "Loans") to the following borrowers ("Borrowers") pursuant to a Loan Agreement (the "Loan Agreement") dated as of the date hereof:


         Borrower                        Loan Amount    Property Address
         -----------------------------------------------------------------------

         King Henry's, Inc.              $5,000,000     8984 International Drive
                                                        Orlando, Florida

         Fort Liberty, Inc.              $6,600,000     5260 West Irlo Branson
                                                        Kissimmee, Florida

         Wild Bills California, Inc.     $  900,000     7600 Beach Boulevard
                                                        Buena Park, California


       Each Loan is evidenced by a note (each, a "Note" and collectively the "Notes") and secured by a mortgage or deed of trust (each a "Mortgage" and collectively the "Mortgages") of even date herewith encumbering certain real and other property owned by Borrowers in California and Florida and described therein (each a "Property" and collectively the "Properties"), and other security documents (the Loan Agreement, the Notes, the Mortgages and any and all other documents or instruments executed in connection with or as security for the Notes being sometimes hereinafter collectively referred to as the "Loan Documents").

B. Guarantor is an affiliate of Borrowers, and will benefit from Lender making the Loans described in the Loan Agreement.

C. Lender has relied on the statements and agreements contained herein in agreeing to make the Loans. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loans by Lender.

                                   AGREEMENTS

       NOW, THEREFORE, intending to be legally bound and intending by this Guaranty to induce Lender to make the Loans, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its successors, indorsees, transferees, participants and assigns as follows:

       . Guarantor absolutely, unconditionally and irrevocably guarantees:

       () the full and prompt payment of the principal of and interest on the Loans when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Loan Agreement and the other Loan Documents; and

       ()  the  full,   complete  and  punctual   observance,   performance  and
       satisfaction of all of the obligations, duties, covenants and agreements under the Loan Agreement and the other Loan Documents; and

       () the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof).

       All amounts due, debts, liabilities and payment obligations described in subsections (a), (b) and (c) of this Section 1 shall be hereinafter collectively referred to as the "Indebtedness".

       . In the event of any default by Borrowers in the payment of the Indebtedness, after the expiration of any applicable cure or grace period, Guarantor agrees, on demand by Lender or the holder of the Notes, to pay the Indebtedness regardless of any defense, right of set-off or claims which Borrowers or Guarantor may have against Lender or the holder of the Notes.

       All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good-faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrowers and/or Guarantor. It is the intention of the parties that such good-faith choice by Lender be given conclusive effect regardless of such subsequent developments.

       . Guarantor does hereby waive (a) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (b) any defense, right of set-off or other claim which Guarantor may have against Borrower or which Guarantor or Borrowers may have against Lender or the holder of the Note, (c) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, and (d) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrowers, the Properties, the Loans, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrowers of all circumstances bearing on the risk of nonpayment of the Indebtedness. Credit may be granted or continued from time to time by Lender to Borrowers without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrowers at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrowers. Guarantor acknowledges that no representations of any kind whatsoever have been made to him or it by Lender. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

       . Guarantor further agrees that Guarantor's liability as guarantor shall in nowise be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of
       Guarantor of the time for payment of interest or principal under the Notes or by any forbearance or delay in collecting interest or principal under the Notes, or by any waiver by Lender under the Loan Agreement, Mortgages or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrowers or Guarantor, or by any change or modification in the Notes, Loan Agreement, Mortgages or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Indebtedness until the Indebtedness has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Each Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrowers to amend and modify the Notes, Loan Agreement, Mortgages or other Loan Documents, and may waive or release any provision or provisions of the Notes, Loan Agreement, Mortgages and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrowers may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or Guarantor's obligations hereunder. Without limiting the generality of the foregoing, (a) to the extent California law is deemed to apply to this Guaranty notwithstanding the choice of Florida law provided in Section 17 hereof, Guarantor expressly waives any and all benefits, rights and defenses (i) arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for the Indebtedness, has destroyed Guarantor's rights of subrogation and reimbursement against Borrowers including by the operation of Section 580d of the California Code of Civil Procedure or otherwise, and (ii) under California Code of Civil Procedure Sections 580a, 580b, 580d or 726; and (b) Guarantor waives all rights and defenses that Guarantor may have because the Borrowers' debt is secured by real property, which means, among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrowers. (2) If Lender forecloses on any real property collateral pledged by Borrowers: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrowers' debt is secured by real property. These rights and defenses include, but are not limited to, to the extent held applicable hereto, any rights or defenses based upon Section 580a, 580b, 580d, or 725 of the Code of Civil Procedure.

       . This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Notes, Loan Agreement, Mortgages or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgages or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrowers in any action brought hereunder or to commence any action against or obtain any judgment against Borrowers or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Notes, Loan Agreement, Mortgages or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrowers under the Notes, Loan Agreement, Mortgages or other Loan Documents or by reason of the bankruptcy of
       Borrowers or by reason of any creditor or bankruptcy proceeding instituted by or against Borrowers. This Guaranty shall survive foreclosure of the Mortgages until the Indebtedness is paid or satisfied in full, and shall survive any deed in lieu of foreclosure. Subject to the following sentence, this Guaranty shall terminate and be released upon the payment in full of all sums due under the Notes, Loan Agreement and the other Loan Documents (including, without limitation, all Enforcement Costs) and Lender's release of the Mortgages. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Notes, Loan Agreement, Mortgages or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrowers, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrowers or any substantial part of their property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty. In the event of the foreclosure of the Mortgages and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrowers would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Lender institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

       . In the event Lender or the holder of the Notes shall assign the Notes to any bank or other entity (including a trust) to secure a loan from such bank or other entity to Lender or such holder for an amount not in excess of the amount which will be due, from time to time, from Borrowers to Lender under the Notes with interest not in excess of the rate of interest which is payable by Borrowers to Lender under the Notes, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by such bank or other entity with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for Lender's benefit to the extent any portion of the Indebtedness or any interest therein is not assigned or transferred.

       . If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation with respect to this Guaranty; or
       (d) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender upon demand all attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

       . The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Notes under the remainder of this Guaranty shall continue in full force and effect.

       . Any indebtedness of Borrowers to Guarantor now or hereafter existing is hereby subordinated to the Indebtedness. Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for its own account, any payment from Borrowers on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

       . Any amounts received by Lender from any source on account of the Loans may be applied by Lender toward payment of the Indebtedness and in such order of application as Lender may from time to time elect.

       . GUARANTOR WAIVES AND RELEASES ANY CLAIM (WITHIN THE MEANING OF 11 U.S.C. ss. 101) WHICH GUARANTOR MAY HAVE AGAINST BORROWER ARISING FROM A PAYMENT MADE BY GUARANTOR UNDER THIS GUARANTY AND AGREES NOT TO ASSERT OR TAKE ADVANTAGE OF ANY RIGHT TO PROCEED AGAINST BORROWER FOR REIMBURSEMENT. IT IS EXPRESSLY UNDERSTOOD THAT THE WAIVERS AND AGREEMENTS OF GUARANTOR SET FORTH ABOVE CONSTITUTE ADDITIONAL AND CUMULATIVE BENEFITS GIVEN TO LENDER FOR ITS SECURITY AND AS AN INDUCEMENT FOR ITS EXTENSION OF CREDIT TO BORROWERS.

       . Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed, upon the third Business Day after the day on which it is deposited in the United States Registered or Certified Mail, postage prepaid, return receipt requested, addressed as set forth below; (c) if by Federal Express or other reliable express courier service, on the next Business Day after delivered to such express courier service, or (d) if via facsimile, on the date of transmission, as addressed as set forth below:

                  If to Guarantor:

                           On Stage Entertainment, Inc.
                           4625 Nevso Drive, Suite 10
                           Las Vegas, Nevada 89103
                           Telephone: (702) 253-1333
                           Facsimile: (702) 364-1072

                           Attention: David Hope


                  With a copy to:

                           Morgan Lewis & Bockius LLP
                           2000 One Logan Square
                           Philadelphia, PA 19103

                           Attention: James McKenzie

                           Telephone: (215) 963-5000
                           Facsimile: (215) 963-5299

                  If to Lender:

                           11601 Wilshire Blvd.
                           Suite 2080
                           Los Angeles, CA 90025

                           Attention: Norbert Seifert

                           Telephone: (310) 231-5902
                           Facsimile: (310) 231-1281


                  With a copy to:

                           SONNENSCHEIN NATH & ROSENTHAL
                           601 S. Figueroa St., #1500
                           Los Angeles, CA 90017

                           Attention: Matthew C. Fragner

                           Telephone: (213) 892-5053
                           Facsimile: (213) 623-9924


or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

       . In order to induce Lender to make the Loans, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loans.

       ()  Guarantor  maintains  an  office at the  address  set forth for it in
       Section 12.

       () Guarantor has full power and authority to execute, deliver and perform its covenants, agreements and obligations under this Guaranty. All necessary actions have been taken and all necessary consents and approvals received so that upon the execution and delivery to Lender by Guarantor of this Guaranty, the execution, delivery and performance of this Guaranty will have been duly authorized.

       () Any and all balance sheets, net worth statements, and other financial data with respect to Borrowers, Guarantor or Gedco USA, Inc., a Florida Sub S corporation, and its affiliated entities which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof.

       () The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any law, order, rule, regulation, writ, injunction or decree now in effect of any government, governmental instrumentality court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or any of Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill their obligations under this Guaranty, or (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements.

       () This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

       () Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor's' ability to fulfill their obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. No Guarantor is in default under any agreements which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

       () Guarantor has disclosed all events, conditions, and facts known to Guarantor which are more likely than not to have a material adverse effect on the financial condition of Guarantor. No representation or warranty by Guarantor contained herein, nor any schedule, certificate, or other document furnished by Guarantor to Lender in connection with this Guaranty or the Loans contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

       () There are no facts or circumstances of any kind or nature of which Guarantor is aware which are more likely than not to in any way impair or prevent Guarantor from performing Guarantor's obligations under this Guaranty in any material respect.

       () All statements set forth in the Recitals are true and correct.

       () All representations and warranties made by Borrowers in the Loan Documents are true and correct.

       Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.

       . Guarantor shall deliver or cause to be delivered to Lender its financial statements in the same form and manner as Borrowers are required to provide under the Mortgages or Loan Agreement.

       . Guarantor shall, within five (5) business days after receipt thereof, deliver to Lender copies of any notices of default served on Guarantor pursuant to the terms of any other material agreement to which Guarantor is a party. . This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death or dissolution of Guarantor.

       . This Agreement and each of the provisions contained herein shall be governed by and construed under the internal laws (as opposed to the laws of conflicts) of the State of Florida.

       . Any and all amounts required to be paid by Guarantor hereunder shall be paid to Lender in United States currency at such place as Lender may, from time to time, in writing appoint.

       . Lender shall be entitled to honor any request for an advance of Loan proceeds made by Borrowers and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that its obligations hereunder shall not be released or affected by reason of any improper disposition by Borrowers of the proceeds of such advances.

       . Any provision hereof to the contrary notwithstanding, Lender, by virtue of this Guaranty or any action taken pursuant hereto or contemplated hereby, shall not be deemed to be a partner or joint venturer with Guarantor or any other parties. Guarantor shall indemnify and hold Lender harmless from and against any and all liabilities, damages, claims, demands, costs and expenses (including, without limitation, the costs and expenses of defending or settling any such claims or demands and all reasonable fees and disbursements of legal counsel engaged or employed by Lender in defending and settling such claims or demands) resulting from such a construction of the parties and their relationship. Any inspection of the Properties, any review of documents submitted to Lender or its consultants, or any analysis of the Properties made by Lender or any of its respective agents, architects or consultants is intended solely for the benefit of Lender and shall not be deemed to create or form the basis of any warranty, representation, covenant, implied promise or liability to Guarantor, or any contractor or subcontractor, or any other person or entity.

       . GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE GUARANTY, THE LOANS, THE LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

GUARANTOR:                                   ON STAGE ENTERTAINMENT, INC.,
                                             a Nevada corporation


                                             By:_________________________
                                             Name:_______________________
                                             Title:______________________


4625 W. Nevso Drive
Las Vegas, Nevada 89103


Signed and sealed and delivered in the presence of:

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Print Name:_______________________



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Print Name:_______________________